Fourth Quarter 2022 Earnings Conference Call

February 23, 2023

SHYFT GROUP

Forward-Looking Statement

This presentation contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2023 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022, and those described from time to time in our reports filed with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

The financial results included within this presentation are from continuing operations unless otherwise noted.

"I am proud of the Shyft Group team's ability to execute and close out the year strong, with solid growth in sales and adjusted EBITDA for the fourth quarter. We overcame dynamic challenges in our supply chain and inflationary pressures, remaining nimble and responsive to the needs of our customers while taking advantage of opportunities to invest in future growth."

Daryl Adams
President and CEO, The Shyft Group

2022 Results



Sales
(in millions)
$991.8
$1,027.2
4% Increase
2021
2022
Adjusted EBITDA & % of Sales
(in millions)
$108.1
10.9%
$70.8
6.9%
(35%) Decrease;
(15)% ex-EV
2021
2022
Adjusted Net Income & Adjusted EPS
(in millions, except EPS)
$75.0
EPS
$2.08
$44.5
EPS
$1.25
(41%) Decrease
2021
2022

Meaningful financial improvement in the second half of 2023
Profitability adversely impacted by supply chain headwinds
EBITDA and net income include approximately $27M of Blue Arc EV development costs

Blue Arc EV Progress Update

Recently completed deliverables

- Completed acquisition of XL Fleet to enhance and accelerate our EV program with additional talent and equipment
- Announced Michigan as Blue Arc EV walk-in van production site
- Completed tests and application for EPA and ARB certification

2023 deliverables

- Deliver customer demonstration units for field testing
- Announce additional dealers and secure customer orders
- Commence pilot and production builds

Program Timeline and Manufacturing Plan



2021
2022
2023
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
POC Builds
Production Design
Prototype Builds
DV Testing
Pilot Builds
Production Ramp-Up
COMPLETED
ON TRACK

Market Commentary

Business Segment	End Market Dynamics	Backlog (Dec 31, 2022)
Fleet Vehicles & Services 	Long-term demand trends remain intact as secular shift to e-commerce continues Customer feedback mixed as macroeconomic conditions could influence near-term capital spending	**$737M** *(14%) YoY*
Specialty Vehicles 	Infrastructure projects driving strong demand for vocational work trucks	**$60M** *+22% YoY*
	Luxury Class A retail demand slightly down; Elevated RV inventory and higher interest rates impacting dealer demand	**$36M** *(35%) YoY*

Fourth Quarter 2022 Financial Review & 2023 Outlook



Shyft Financial Summary – 4Q22



Sales
(in millions)
$277.3
$302.0
9% Increase
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22



Income from Continuing Operations & EPS
(in millions, except EPS)
$20.5
$17.8
(13%) Decrease
EPS $0.56
EPS $0.50
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Solid operational performance generated improved 2nd half results

Shyft Financial Summary – 4Q22

Adjusted EBITDA & % of Sales
(in millions)



$26.6
$30.7
15% Increase
9.6%
10.2%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Adjusted Net Income & Adjusted EPS
(in millions, except EPS)



$20.2
$20.5
1% Increase
EPS $0.56
EPS $0.58
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Executing in a dynamic environment

Fleet Vehicles and Services (FVS) – 4Q22

Sales
(in millions)



$212.9
$182.6
17% Increase
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Adjusted EBITDA & % of Sales
(in millions)



$26.2
$27.7
6% Increase
14.4%
13.0%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Solid sales growth but margins constrained by impact of supply chain

Specialty Vehicles (SV) – 4Q22

Sales
(in millions)



$94.7
$93.2
(2%) Decrease
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Adjusted EBITDA & % of Sales
(in millions)



$10.3
$15.9
55% Increase
10.8%
17.1%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Excellent margin performance driven by effective price-cost management

2023 Outlook

Full Year Outlook

$ Millions	FY 2022	FY 2023 Outlook	YoY Change (at midpoint)
Sales	$1,027	$1,000 - $1,200	7%
Adjusted EBITDA	$70.8	$70 - $100	20%
Net Income	$36.6	$28 - $50	6%
EPS	$1.03	$0.77 - $1.38	4%
Adjusted EPS	$1.25	$0.97 - $1.59	2%

Highlights

- Sales growth led by Service and Truck Body
- Adj. EBITDA expansion of +85bps
  - XL Fleet acquisition adds $8M of expenses YoY
- Free cash flow to net income conversion ratio > 100% as inventory normalizes
- Additional Assumptions
  - Capex – ~$35M driven by Blue Arc production
  - Effective Tax Rate – ~25%
  - Share Count – ~36M shares

20% adjusted EBITDA growth at the midpoint

Disciplined Capital Allocation Strategy

Year-End Cash & Leverage Ratio



$40
$35
$30
$25
$20
$15
$10
$5
$0
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2019
2020
2021
2022
Cash ($M)
Net Leverage Ratio

Disciplined Capital Allocation Strategy Highlights

1. **Cash Flow Generation**
   - Generated $19M of free cash flow in Q4 2022
   - Expect to generate free cash flow >100% of net income in 2023
2. **Capital Structure**
   - Leverage remains low and within our targeted range
   - $400M revolving credit facility through 2026
3. **Organic & Inorganic Growth**
   - Continued investment in long-term organic growth opportunities
   - Actively managing disciplined M&A funnel
4. **Efficient Return of Capital**
   - Announced funding of quarterly dividend at $0.05 per share
   - $242M remaining on authorized share repurchase program

Continued balance sheet strength and investing in the business for future growth

Why Invest in the Shyft Group?

Customer Focused Innovation	Win by delivering value to customers
Operational Excellence	Driving lean initiatives and automation
Financial Strength	Flexibility to invest and return capital

Compelling industrial growth investment

Q&A Session



SHYFT GROUP

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
The Shyft Group, Inc.	2022	% of sales	2021	% of sales	2022	% of sales	2021	% of sales
Income from continuing operations	$ 17,841	5.9%	$ 20,492	7.4%	$ 36,558	3.6%	$ 69,974	7.0%
Net (income) attributable to non-controlling interest	-		(128)		-		(1,230)	
Add (subtract):								
Restructuring and other related charges	243		-		757		505	
Acquisition related expenses and adjustments	84		777		884		1,585	
Non-cash stock-based compensation expense	2,697		2,174		7,619		8,745	
Non-recurring professional fees	-		1,568		-		1,568	
Loss from liquidation of JV	-		-		-		643	
Non-recurring tax benefits	-		(4,392)		-		(4,392)	
Tax effect of adjustments	(371)		(266)		(1,348)		(2,429)	
Adjusted net income	**$ 20,494**	**6.8%**	**$ 20,225**	**7.3%**	**$ 44,470**	**4.3%**	**$ 74,969**	**7.6%**
Income from continuing operations	$ 17,841	5.9%	$ 20,492	7.4%	$ 36,558	3.6%	$ 69,974	7.1%
Net (income) attributable to non-controlling interest	-		(128)		-		(1,230)	
Add (subtract):								
Depreciation and amortization	4,719		3,044		14,774		11,356	
Taxes on income	4,022		(1,446)		7,368		14,506	
Interest expense	1,079		104		2,833		414	
EBITDA	$ 27,661	9.2%	$ 22,066	8.0%	$ 61,533	6.0%	$ 95,020	9.0%
Add (subtract):								
Restructuring and other related charges	243		-		757		505	
Acquisition related expenses and adjustments	84		777		884		1,585	
Non-cash stock-based compensation expense	2,697		2,174		7,619		8,745	
Non-recurring professional fees	-		1,568		-		1,568	
Loss from liquidation of JV	-		-		-		643	
Adjusted EBITDA	**$ 30,685**	**10.2%**	**$ 26,585**	**9.6%**	**$ 70,793**	**6.9%**	**$ 108,066**	**10.9%**
Diluted net earnings per share	$ 0.50		$ 0.56		$ 1.03		$ 1.91	
Add (subtract):								
Restructuring and other related charges	0.01		-		0.02		0.01	
Acquisition related expenses and adjustments	-		0.02		0.02		0.04	
Non-cash stock-based compensation expense	0.08		0.07		0.21		0.24	
Non-recurring professional fees	-		0.04		-		0.04	
Loss from liquidation of JV	-		-		-		0.02	
Non-recurring tax benefits	-		(0.12)		-		(0.12)	
Tax effect of adjustments	(0.01)		(0.03)		(0.03)		(0.06)	
Adjusted diluted net earnings per share	**$ 0.58**		**$ 0.56**		**$ 1.25**		**$ 2.08**	

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Outlook* Twelve Months Ended December 31, 2023		
The Shyft Group, Inc.	**Low**	**Mid**	**High**
Income from continuing operations	$ 27,562	$ 38,681	$ 49,800
Add:			
Depreciation and amortization	19,250	19,925	20,600
Interest Expense	4,000	3,500	3,000
Taxes	9,188	12,894	16,600
EBITDA	$ 60,000	$ 75,000	$ 90,000
Add:			
Non-cash stock-based compensation and other charges	10,000	10,000	10,000
Adjusted EBITDA	$ 70,000	$ 85,000	$ 100,000
Earnings per share	$ 0.77	$ 1.07	$ 1.38
Add:			
Non-cash stock-based compensation and other charges	0.28	0.28	0.28
Less tax effect of adjustments	(0.07)	(0.07)	(0.07)
Adjusted earnings per share	$ 0.97	$ 1.28	$ 1.59

*Total amounts may not add due to rounding.

Thank you.